UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 30, 2026

(Date of earliest event reported)

Intrepid Potash, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34025	26-1501877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

707 17th Street, Suite 4200

Denver, Colorado 80202

(Address of principal executive offices and zip code)

(303) 296-3006

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IPI	New York Stock Exchange

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On March 30, 2026, Intrepid Potash, Inc. (the “Company”) and certain of its subsidiaries entered into the Successor Agent Agreement and Third Amendment to Amended and Restated Credit Agreement (the “Third Amendment”) with the lenders party thereto, Bank of Montreal, as original administrative agent, and BMO Bank N.A., as successor administrative agent, which amended certain terms of the Amended and Restated Credit Agreement, dated August 1, 2019 (as amended, the “Credit Agreement”).

Pursuant to the Third Amendment, the Credit Agreement was amended to, among other things, (i) appoint such duties, rights, and obligations of the Administrative Agent (as defined in the Credit Agreement) to BMO Bank N.A., (ii) extend the maturity date of the Credit Agreement to March 30, 2031, (iii) amend certain provisions to dispositions to facilitate the Asset Disposition (as defined below), and (iv) update certain other provisions (including financial covenants) to be more favorable to the Company.

The foregoing summary of the Third Amendment does not purport to be complete and is subject to and is qualified in its entirety by the terms of the Third Amendment, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Sale of Intrepid South Assets

On April 1, 2026, the Company, through its wholly-owned subsidiary, Intrepid Potash-New Mexico, LLC (“IPNM), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with HydroSource Logisitics, LLC (“HydroSource”), pursuant to which IPNM agreed to sell the Intrepid South Ranch (the “Ranch”) to HydroSource (the “Asset Disposition”).

Pursuant to the Purchase Agreement, on the terms and subject to the conditions therein, HydroSource agreed to acquire the majority of the assets of the Ranch, which includes approximately 21,793 acres of fee land, 27,858 acres associated with federal grazing leases, water rights located on the Ranch, and various other assets, interests, and related agreements (collectively, the “Ranch Assets”). Consideration for the Ranch Assets is $70.0 million in cash, subject to adjustment as set forth in the Purchase Agreement (the “Purchase Price”), of which the $8.0 million deposit received by the Company in December 2025 was applied to the Purchase Price, with the remaining $62.0 million paid at closing. The Ranch Assets comprise the majority of the operations in of the Company’s oilfield solutions segment.

The Purchase Agreement contains customary representations and warranties, and customary covenants and closing conditions relating to the Asset Disposition. The Asset Disposition closed on April 1, 2026.

The foregoing summary of the Purchase Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to and is qualified in its entirety by the terms of the Purchase Agreement, which is attached hereto as Exhibit 2.1, and incorporated herein by reference.

The Purchase Agreement governs the contractual rights between the parties in relation to the purchase and sale of the Ranch Assets. The Purchase Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Purchase Agreement and is not intended to provide, modify or supplement any information about the Company, IPNM or HydroSource or any of their respective subsidiaries or affiliates, or their respective businesses. In particular, the Purchase Agreement is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company, IPNM, the Ranch Assets and HydroSource. The representations and warranties contained in the Purchase Agreement have been negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to contractual standards of materiality that may be different from those generally applicable under the securities laws. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On April 2, 2026, the Company issued a press release announcing the Asset Disposition. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information furnished under this Item 7.01, including Exhibit 99.1, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and will not be incorporated by reference into any filing under the Securities Act of 1933, except as expressly set forth by specific reference in that filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1#	Asset Purchase Agreement, dated April 1, 2026, by and among Intrepid Potash-New Mexico, LLC and HydroSource Logisitics, LLC.

10.1#	Successor Agent Agreement and Third Amendment to Amended and Restated Credit Agreement, dated March 30,2026, by and among Intrepid Potash, Inc., the subsidiaries party thereto, the lenders party thereto, Bank of Montreal, as original administrative agent and BMO BANK N.A., as successor administrative agent.

99.1	Press Release of Intrepid Potash, Inc. dated April 2, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

# Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to supplementally furnish copies of any omitted schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTREPID POTASH, INC.

Dated: April 2, 2026	By:	/s/ Christina C. Sheehan
Christina C. Sheehan
General Counsel and Secretary